UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-00042

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/10

ITEM 1.           REPORT TO STOCKHOLDERS

  JANUARY 31, 2010

Annual Report to Shareholders

DWS Core Plus Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Investment Management Agreement Approval

51 Summary of Management Fee Evaluation by Independent Fee Consultant

56 Board Members and Officers

60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2010

Average Annual Total Returns as of 1/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	12.02%	-1.66%	0.17%	3.36%
Class B	11.17%	-2.42%	-0.63%	2.55%
Class C	11.18%	-2.42%	-0.62%	2.59%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	6.98%	-3.16%	-0.75%	2.88%
Class B (max 4.00% CDSC)	8.17%	-2.99%	-0.79%	2.55%
Class C (max 1.00% CDSC)	11.18%	-2.42%	-0.62%	2.59%
No Sales Charges					Life of Institutional Class*
Class S	12.42%	-1.42%	0.41%	3.60%	N/A
Institutional Class	12.42%	-1.37%	0.47%	N/A	2.71%
Barclays Capital US Aggregate Bond Index+	8.51%	6.60%	5.16%	6.53%	5.79%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2009 are 1.04%, 1.93%, 1.82%, 0.81% and 0.65% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such period and have been adjusted to reflect higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 1/31/10	$ 10.27	$ 10.28	$ 10.27	$ 10.27	$ 10.23
1/31/09	$ 9.62	$ 9.63	$ 9.62	$ 9.62	$ 9.59
Distribution Information: Twelve Months as of 1/31/10: Income Dividends	$ .49	$ .41	$ .41	$ .51	$ .52
January Income Dividend	$ .0382	$ .0316	$ .0316	$ .0403	$ .0406
SEC 30-day Yield++ as of 1/31/10	3.50%	2.91%	2.92%	3.73%	3.92%
Current Annualized Distribution Rate++ as of 1/31/10	4.46%	3.69%	3.69%	4.71%	4.76%
++ The SEC yield is net investment income per share earned over the month ended January 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.24%, 2.40%, 2.53% and 3.64% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.20%, 3.18%, 3.30% and 4.62% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	111	of	154	72
3-Year	143	of	145	98
5-Year	131	of	134	98
Class B 1-Year	125	of	154	81
3-Year	144	of	145	99
5-Year	134	of	134	100
Class C 1-Year	124	of	154	80
3-Year	144	of	145	99
5-Year	133	of	134	99
Class S 1-Year	103	of	154	67
3-Year	141	of	145	97
5-Year	129	of	134	96
10-Year	69	of	69	99
Institutional Class 1-Year	103	of	154	67
3-Year	140	of	145	96
5-Year	128	of	134	95

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2009 to January 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/10	$ 1,039.80	$ 1,035.80	$ 1,035.90	$ 1,041.10	$ 1,041.50
Expenses Paid per $1,000*	$ 4.88	$ 8.72	$ 8.72	$ 3.76	$ 3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/10	$ 1,020.42	$ 1,016.64	$ 1,016.64	$ 1,021.53	$ 1,021.88
Expenses Paid per $1,000*	$ 4.84	$ 8.64	$ 8.64	$ 3.72	$ 3.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.95%	1.70%	1.70%	.73%	.66%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Core Plus Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Core Plus Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenneth R. Bowling, CFA	J. Richard Robben, CFA
Jamie Guenther, CFA	David Vignolo, CFA
John Brennan	J. Kevin Horsley, CFA, CPA
Bruce Harley, CFA, CEBS	Stephen Willer, CFA
Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at basically zero throughout the 12 months, as it sought to provide market participants with liquidity, and Treasury yields fell dramatically.1 As 2009 progressed, there was a strong flow of assets into beaten-down credit-sensitive sectors, as investors sought alternatives to historically low yields available on cash and other low-risk options. Increasing optimism about economic recovery also contributed to the shift in investor preferences away from Treasuries and toward credit sectors. Corporations took advantage of improved liquidity and low interest rates to issue a large volume of bonds. Within corporates, financial issues did especially well, as the largest banks were able to raise capital and return TARP funds to the government. Troubled commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) experienced sharp rallies during the year.2 The government continued to support the residential mortgage market, and securities backed by loans on residential mortgages provided positive returns despite concerns over rising delinquencies.

For the annual period ended January 31, 2010, the total return of the fund's Class A shares was 12.02%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) The Barclays Capital US Aggregate Bond Index delivered a return of 8.51%.3 The average return of the Lipper Corporate Debt Funds A-Rated Category was 16.92% for the 12-month period.4

Positive Contributors to Performance

The portfolio's performance versus the benchmark is principally the result of exposure to more credit-sensitive fixed-income sectors, where prices respond to the market's perception of the likelihood of timely payments of principal and interest.

Our modest high-yield corporate and emerging-market holdings added significantly to performance as credit sentiment rebounded and both sectors provided returns well over double digits.

Within the domestic portion of the portfolio, we began in March 2009 to reposition the portfolio to favor higher-quality fixed-income sectors that trade at an excess yield versus Treasuries (so-called "spread sectors").5 In particular, we shifted into high-quality corporate bonds that benefited from improved economic conditions as the period progressed.

Negative Contributors to Performance

The principal detractor from the fund's performance relative to the benchmark over the year was our interest rate positioning. We were slow in responding to the economic recovery and maintained the portfolio duration (a standard measure of a fund's sensitivity to interest rate changes) slightly longer than the benchmark early in the year. We were also somewhat shorter than the benchmark when rates fell towards the end of the year.

The fund's overweight, relative to its peer group; to Government and Agency Securities, such as US Treasuries and Agency Mortgage-Backed Securities; and underweight to investment-grade and non-investment- grade corporate credit led to the fund's underperformance relative to more aggressively positioned peers as corporate issues outperformed during 2009.6

Outlook and Positioning

Late in the period, we trimmed corporate holdings in favor of government- backed issues, as we believed corporates had rallied to price levels that no longer represented attractive value. In addition, we shifted the portfolio's Treasury allocation in the direction of Treasury Inflation- Protected Securities (TIPS) as the market has begun to refocus on inflation in view of a strengthening economy and rising US budget deficits.

At the end of the period, the fund's largest allocation was a position of approximately 38% of assets in mortgage-backed securities, the great majority of which are agency-backed, followed by 20% in US Treasury and agency securities and 25% in investment-grade corporate bonds.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.
2 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property. Asset-backed securities (ABS) are secured by assets.
3 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Corporate Debt Funds A-Rated Category is comprised of funds that invest primarily in corporate debt issues rated "A" or better, or government issues. For the 1-, 3-, and 5-year periods, this category's average return was 16.92% (154 funds), 4.55% (145 funds) and 3.70% (134 funds), respectively, as of 1/31/10. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
5 Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/10	1/31/09

Mortgage-Backed Securities Pass-Throughs	31%	33%
Corporate Bonds	28%	17%
Government & Agency Obligations	24%	26%
Cash Equivalents	6%	4%
Commercial Mortgage-Backed Securities	4%	4%
Municipal Bonds and Notes	4%	4%
Collateralized Mortgage Obligations	2%	12%
Asset-Backed	1%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	1/31/10	1/31/09

US Government and Agencies	52%	65%
AAA*	9%	10%
AA	5%	4%
A	10%	6%
BBB	13%	10%
BB	5%	2%
B	4%	1%
CCC	1%	—
Not Rated	1%	2%
	100%	100%
* Category includes cash equivalents.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	1/31/10	1/31/09

Less than 1 year	1%	—
1-4.99 years	47%	60%
5-9.99 years	43%	25%
Greater than 10 years	9%	15%
	100%	100%

Weighted average effective maturity: 7.6 years and 6.3 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2010

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 31.7%
Consumer Discretionary 2.8%
CBS Corp., 7.875%, 7/30/2030		2,925,000	3,208,081
Comcast Cable Holdings LLC:
9.875%, 6/15/2022		475,000	595,315
10.125%, 4/15/2022		675,000	906,990
DirecTV Holdings LLC, 144A, 4.75%, 10/1/2014		800,000	834,301
JC Penney Corp., Inc., 7.95%, 4/1/2017		2,250,000	2,441,250
News America, Inc., 6.4%, 12/15/2035		990,000	1,033,429
TCI Communications, Inc., 8.75%, 8/1/2015		402,000	492,331
Time Warner Cable, Inc., 6.75%, 7/1/2018		650,000	724,034
Viacom, Inc., 6.75%, 10/5/2037		570,000	612,115
			10,847,846
Consumer Staples 1.9%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		2,000,000	2,372,230
ConAgra Foods, Inc., 7.0%, 4/15/2019		1,200,000	1,388,571
CVS Caremark Corp.:
6.125%, 9/15/2039		1,200,000	1,187,758
6.25%, 6/1/2027		1,027,000	1,055,440
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013		1,250,000	1,395,871
			7,399,870
Energy 2.9%
Anadarko Petroleum Corp., 6.45%, 9/15/2036		900,000	925,494
Cenovus Energy, Inc., 144A, 5.7%, 10/15/2019		474,000	501,122
Chesapeake Energy Corp., 7.5%, 6/15/2014		1,600,000	1,624,000
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		980,000	1,250,271
Devon Energy Corp., 6.3%, 1/15/2019		1,900,000	2,128,811
Enterprise Products Operating LLC:
6.125%, 10/15/2039 (b)		1,190,000	1,176,227
Series L, 6.3%, 9/15/2017		980,000	1,079,765
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015		585,000	639,581
ONEOK Partners LP, 8.625%, 3/1/2019		1,520,000	1,897,954
			11,223,225
Financials 14.6%
American Express Co., 7.0%, 3/19/2018		2,723,000	3,056,456
Bank of America Corp.:
5.75%, 12/1/2017		1,780,000	1,815,349
7.625%, 6/1/2019		3,065,000	3,506,764
Barclays Bank PLC:
Series 1, 5.0%, 9/22/2016		670,000	688,739
5.2%, 7/10/2014		830,000	887,651
Capital One Bank USA NA, 8.8%, 7/15/2019		1,000,000	1,212,670
Citigroup, Inc.:
6.125%, 5/15/2018		3,500,000	3,515,351
8.125%, 7/15/2039		1,715,000	1,944,757
8.5%, 5/22/2019		330,000	384,758
Commonwealth Bank of Australia, 144A, 5.0%, 10/15/2019		750,000	758,048
Credit Suisse AG, 5.4%, 1/14/2020		440,000	439,415
Discover Bank, 8.7%, 11/18/2019		1,900,000	2,075,072
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011		241,000	241,307
Ford Motor Credit Co., LLC, 7.8%, 6/1/2012		3,900,000	3,954,530
General Electric Capital Corp.:
5.625%, 5/1/2018		2,090,000	2,137,090
6.0%, 8/7/2019		955,000	988,504
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		810,000	724,725
Holcim US Finance Sarl & Cie SCS, 144A, 6.0%, 12/30/2019		785,000	826,333
JPMorgan Chase & Co., 6.3%, 4/23/2019		3,210,000	3,549,422
KazMunaiGaz Finance Sub BV:
Series 1, REG S, 8.375%, 7/2/2013		210,000	228,375
144A, 11.75%, 1/23/2015		2,800,000	3,451,000
MetLife, Inc., Series A, 6.817%, 8/15/2018		1,100,000	1,252,936
Morgan Stanley:
Series F, 6.625%, 4/1/2018		1,000,000	1,093,452
7.3%, 5/13/2019		1,320,000	1,491,158
PNC Bank NA, 6.875%, 4/1/2018		700,000	780,062
Principal Financial Group, Inc., 7.875%, 5/15/2014		1,690,000	1,934,352
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		900,000	958,712
7.375%, 6/15/2019		325,000	374,193
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	5,834,044	190,173
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		2,100,000	2,154,896
Simon Property Group LP, (REIT), 6.75%, 5/15/2014		665,000	739,324
Telefonica Emisiones SAU, 5.877%, 7/15/2019		930,000	998,845
The Goldman Sachs Group, Inc., 5.95%, 1/15/2027		2,520,000	2,388,665
Toll Brothers Finance Corp., 8.91%, 10/15/2017		950,000	1,092,736
Wachovia Corp., Series G, 5.5%, 5/1/2013		1,980,000	2,146,815
Westpac Banking Corp., 4.875%, 11/19/2019		1,857,000	1,847,724
			55,830,359
Health Care 2.3%
Express Scripts, Inc.:
6.25%, 6/15/2014		1,040,000	1,165,562
7.25%, 6/15/2019		315,000	367,212
McKesson Corp., 7.5%, 2/15/2019		1,000,000	1,201,699
Medco Health Solutions, Inc., 7.25%, 8/15/2013		2,000,000	2,281,964
Merck & Co., Inc.:
5.0%, 6/30/2019		1,333,000	1,396,035
5.85%, 6/30/2039		303,000	321,577
Quest Diagnostics, Inc., 6.95%, 7/1/2037		1,165,000	1,323,189
Zimmer Holdings, Inc., 4.625%, 11/30/2019		530,000	532,659
			8,589,897
Industrials 1.4%
Allied Waste North America, Inc., 6.875%, 6/1/2017		3,000,000	3,240,000
Waste Management, Inc., 6.375%, 3/11/2015		1,700,000	1,922,372
			5,162,372
Information Technology 0.2%
Xerox Corp., 5.625%, 12/15/2019		600,000	620,429
Materials 0.6%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019		1,750,000	2,118,986
Pliant Corp., 11.85%, 6/15/2009*		5	4
			2,118,990
Telecommunication Services 3.3%
American Tower Corp., 4.625%, 4/1/2015		1,600,000	1,644,985
CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019		560,000	582,241
Series P, 7.6%, 9/15/2039		675,000	707,120
Cincinnati Bell, Inc., 8.375%, 1/15/2014		825,000	831,187
Frontier Communications Corp., 8.125%, 10/1/2018		2,750,000	2,770,625
MetroPCS Wireless, Inc., 9.25%, 11/1/2014 (b)		1,700,000	1,710,625
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015		2,500,000	2,587,500
Verizon Communications, Inc., 5.25%, 4/15/2013		100,000	109,310
Windstream Corp., 8.625%, 8/1/2016		1,700,000	1,744,625
			12,688,218
Utilities 1.7%
AES Corp., 8.0%, 10/15/2017		1,600,000	1,612,000
DTE Energy Co., 7.625%, 5/15/2014		420,000	484,569
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		90,918	64,552
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		444,000	473,084
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		300,000	318,928
NRG Energy, Inc., 7.375%, 1/15/2017		1,700,000	1,689,375
Sempra Energy, 6.5%, 6/1/2016		1,700,000	1,899,364
			6,541,872
Total Corporate Bonds (Cost $111,668,987)			121,023,078

Mortgage-Backed Securities Pass-Throughs 35.8%
Federal Home Loan Mortgage Corp.:
5.0%, 2/1/2021		3,063,550	3,260,168
5.355%**, 9/1/2038		1,268,592	1,336,473
6.0%, 2/1/2036 (b)		8,224,828	8,871,248
7.0%, 1/1/2038		852,148	934,733
Federal National Mortgage Association:
4.151%**, 3/1/2036		2,730,139	2,871,435
4.5%, with various maturities from 7/1/2020 until 7/1/2038 (c)		16,474,884	17,045,452
4.926%**, 8/1/2037		1,637,720	1,714,862
5.0%, with various maturities from 8/1/2020 until 5/1/2036 (b) (c)		14,365,720	14,985,074
5.447%**, 1/1/2038		1,622,495	1,716,757
5.5%, with various maturities from 12/1/2032 until 9/1/2036 (b) (c)		36,280,208	38,499,965
6.0%, with various maturities from 9/1/2036 until 2/1/2037 (b)		9,210,044	9,898,327
6.5%, with various maturities from 9/1/2016 until 6/1/2017		771,496	840,710
7.0%, 4/1/2038		1,389,248	1,529,096
8.0%, 9/1/2015		306,874	337,266
Government National Mortgage Association:
4.5%, 2/1/2039 (c)		21,750,000	22,037,167
5.0%, 3/1/2038 (c)		10,000,000	10,414,844
Total Mortgage-Backed Securities Pass-Throughs (Cost $132,050,702)			136,293,577

Asset-Backed 1.0%
Credit Card Receivables
MBNA Credit Card Master Note Trust, "A", Series 2002-A2, 5.6%, 7/17/2014 (Cost $3,718,764)	EUR	2,620,000	3,817,020

Commercial Mortgage-Backed Securities 5.2%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-3, 5.658%**, 6/10/2049		2,045,277	1,802,928
"H", Series 2007-3, 144A, 5.658%**, 6/10/2049		1,875,000	134,625
"A4", Series 2007-2, 5.689%**, 4/10/2049		4,500,000	4,019,527
"A4", Series 2007-4, 5.744%**, 2/10/2051		1,600,000	1,485,581
Greenwich Capital Commercial Funding Corp., "A5", Series 2005-GG5, 5.224%**, 4/10/2037		3,200,000	3,160,928
JPMorgan Chase Commercial Mortgage Securities Corp.:
"F", Series 2007-LD11, 5.818%**, 6/15/2049		1,660,000	186,484
"H", Series 2007-LD11, 144A, 5.818%**, 6/15/2049		2,910,000	143,325
"J", Series 2007-LD11, 144A, 5.818%**, 6/15/2049		1,000,000	40,857
"K", Series 2007-LD11, 144A, 5.818%**, 6/15/2049		2,380,000	23,800
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		4,000,000	3,616,337
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.828%**, 6/12/2050		1,810,000	1,783,745
Wachovia Bank Commercial Mortgage Trust, "ABP", Series 2007-C32, 5.74%**, 6/15/2049		3,395,000	3,308,948
Total Commercial Mortgage-Backed Securities (Cost $25,811,079)			19,707,085

Collateralized Mortgage Obligations 2.0%
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		492,207	300,121
Federal Home Loan Mortgage Corp.:
"QM", Series 2628, 4.5%, 11/15/2031		2,351,694	2,466,980
"VA", Series 3451, 5.0%, 4/15/2019		2,358,938	2,530,517
Federal National Mortgage Association, "PG", Series 2002-3, 5.5%, 2/25/2017		2,246,429	2,395,412
Total Collateralized Mortgage Obligations (Cost $7,263,474)			7,693,030

Government & Agency Obligations 27.0%
Other Government Related 4.1%
American Express Bank, FSB, FDIC Guaranteed, 3.15%, 12/9/2011		3,000,000	3,122,430
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012		3,000,000	3,060,483
John Deere Capital Corp., Series D, FDIC Guaranteed, 2.875%, 6/19/2012		4,000,000	4,153,556
Regions Bank, FDIC Guaranteed, 3.25%, 12/9/2011		5,000,000	5,215,080
			15,551,549
Sovereign Bonds 4.1%
Government of Ukraine:
REG S, 6.58%, 11/21/2016		2,000,000	1,660,200
REG S, 6.75%, 11/14/2017		990,000	821,799
Republic of Argentina:
GDP Linked Note, 12/15/2035		1,540,000	79,327
8.28%, 12/31/2033 (b)		2,537,804	1,732,051
Republic of Egypt:
REG S, 8.75%, 7/18/2012	EGP	100,000	18,298
9.1%, 9/20/2012	EGP	850,000	154,792
Republic of El Salvador, REG S, 8.25%, 4/10/2032		150,000	159,563
Republic of Ghana, REG S, 8.5%, 10/4/2017		230,000	242,075
Republic of Indonesia, REG S, 8.5%, 10/12/2035		220,000	260,150
Republic of Panama:
7.125%, 1/29/2026		330,000	367,125
7.25%, 3/15/2015		300,000	340,500
8.875%, 9/30/2027		100,000	127,500
Republic of Peru:
6.55%, 3/14/2037		1,457,000	1,464,285
7.125%, 3/30/2019		1,900,000	2,147,000
Republic of Philippines, 7.75%, 1/14/2031		100,000	110,250
Republic of Poland, 6.375%, 7/15/2019		545,000	589,651
Republic of Serbia, REG S, 6.75%, 11/1/2024		270,000	267,300
Republic of Uruguay, 6.875%, 9/28/2025		2,000,000	2,090,000
Republic of Venezuela, REG S, 7.75%, 10/13/2019		2,000,000	1,340,000
Russian Federation, REG S, 7.5%, 3/31/2030		47,000	52,880
State of Qatar:
144A, 6.4%, 1/20/2040		980,000	972,650
REG S, 9.75%, 6/15/2030		410,000	569,900
			15,567,296
US Government Sponsored Agency 0.8%
Federal National Mortgage Association, 6.625%, 11/15/2030		2,715,000	3,326,027
US Treasury Obligations 18.0%
US Treasury Bill, 0.19%***, 3/18/2010 (d)		2,563,000	2,562,882
US Treasury Bond, 3.5%, 2/15/2039		6,250,000	5,236,325
US Treasury Notes:
2.375%, 9/30/2014 (b)		45,000,000	45,351,450
3.125%, 5/15/2019 (b)		16,000,000	15,448,752
			68,599,409
Total Government & Agency Obligations (Cost $102,648,493)			103,044,281

Loan Participations and Assignments 0.3%
Sovereign Loans
Export-Import Bank of Ukraine, 7.65%, 9/7/2011		120,000	109,800
Gazprom, 144A, 8.125%, 7/31/2014		705,000	765,806
Gazprombank, 7.25%, 2/22/2010	RUB	2,400,000	78,589
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		255,000	272,850
Total Loan Participations and Assignments (Cost $1,176,854)			1,227,045

Municipal Bonds and Notes 4.1%
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (e)		3,325,000	1,835,466
Illinois, State General Obligation, 4.421%, 1/1/2015		610,000	625,464
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		2,970,000	2,913,600
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (e)		915,000	920,069
McLennan County, TX, General Obligation, Junior College, 5.0%, 8/15/2032 (e)		985,000	1,009,822
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,662,824
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2038		1,430,000	1,453,095
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	925,214
4.875%, 9/15/2017		315,000	321,681
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (e)		2,950,000	3,006,581
Total Municipal Bonds and Notes (Cost $16,475,993)			15,673,816
	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ford Motor Credit Co., LLC, 7.375% (Cost $77,000)	3,500	73,570

Securities Lending Collateral 25.2%
Daily Assets Fund Institutional, 0.17% (f) (g) (Cost $95,929,603)	95,929,603	95,929,603

Cash Equivalents 6.6%
Central Cash Management Fund, 0.17% (f) (Cost $24,994,375)	24,994,375	24,994,375
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $521,815,324)+	138.9	529,476,480
Other Assets and Liabilities, Net	(38.9)	(148,340,219)
Net Assets	100.0	381,136,261
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2010.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $522,182,905. At January 31, 2010, net unrealized appreciation for all securities based on tax cost was $7,293,575. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,645,583 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,352,008.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2010 amounted to $93,786,597, which is 24.6% of net assets.
(c) When-issued or delayed delivery securities included.
(d) At January 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.5
Assured Guaranty Municipal Corp.	0.8

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

GDP: Gross Domestic Product

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Australian Dollar Currency	USD	3/15/2010	44	3,878,600	(68,334)
Euro Currency	USD	3/15/2010	40	6,932,500	(95,622)
United Kingdom Long Gilt Bond	GBP	3/29/2010	29	5,361,597	33,323
Total net unrealized depreciation					(130,633)

At January 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	USD	3/22/2010	340	40,173,125	(446,166)
Federal Republic of Germany Euro-Bund	EUR	3/8/2010	53	9,066,512	(9,656)
Japanese Yen Currency	USD	3/15/2010	43	5,954,425	(40,981)
Total unrealized depreciation					(496,803)

As of January 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	250,000	USD	372,195	2/12/2010	25,580	Citigroup, Inc.
RUB	8,400,000	USD	279,538	2/12/2010	3,389	Citigroup, Inc.
Total unrealized appreciation					28,969
Currency Abbreviations
EGP Egyptian Pound EUR Euro GBP British Pound RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income (h)
Corporate Bonds	$ —	$ 121,023,078	$ —	$ 121,023,078
Mortgage-Backed Securities Pass-Throughs	—	136,293,577	—	136,293,577
Asset-Backed	—	3,817,020	—	3,817,020
Commercial Morgage-Backed Securities	—	19,707,085	—	19,707,085
Collateralized Mortgage Obligations	—	7,693,030	—	7,693,030
Government & Agency Obligations	—	100,308,309	173,090	100,481,399
Loan Participations and Assignments	—	1,227,045	—	1,227,045
Municipal Bonds and Notes	—	15,673,816	—	15,673,816
Preferred Stock	73,570	—	—	73,570
Short-Term Investments (h)	120,923,978	2,562,882	—	123,486,860
Derivatives (i)	—	28,969	—	28,969
Total	$ 120,997,548	$ 408,334,811	$ 173,090	$ 529,505,449
Liabilities
Derivatives (i)	$ (627,436)	$ —	$ —	(627,436)
Total	$ (627,436)	$ —	$ —	$ (627,436)
(h) See Investment Portfolio for additional detailed categorizations.
(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Government & Agency Obligations	Total
Balance as of January 31, 2009	$ 113,993	$ 512,689	$ 626,682
Net realized gain (loss)	—	(70,825)	(70,825)
Change in unrealized appreciation (depreciation)	167,081	170,968	338,049
Amortization premium/discount	—	(567)	(567)
Net purchases (sales)	(90,901)	(197,100)	(288,001)
Net transfers in (out) of Level 3	(190,173)	(242,075)	(432,248)
Balance as of January 31, 2010	$ —	$ 173,090	$ 173,090
Net change in unrealized appreciation (depreciation) from investments still held as of January 31, 2010	$ —	$ 7,509	$ 7,509

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2010
Assets
Investments: Investments in securities, at value (cost $400,891,346) — including $93,786,597 of securities loaned	$ 408,552,502
Investment in Daily Assets Fund Institutional (cost $95,929,603)*	95,929,603
Investment in Central Cash Management Fund (cost $24,994,375)	24,994,375
Total investments, at value (cost $521,815,324)	529,476,480
Cash	10,032
Foreign currency, at value (cost $487,553)	459,136
Receivable for investments sold	8,039,273
Receivable for investments sold — when-issued/delayed delivery securities	53,478,873
Receivable for Fund shares sold	246,023
Interest receivable	4,044,421
Foreign taxes recoverable	12,244
Unrealized appreciation on open forward foreign currency exchange contracts	28,969
Other assets	36,598
Total assets	595,832,049
Liabilities
Payable for investments purchased — when-issued/delayed delivery securities	117,441,402
Payable for Fund shares redeemed	564,693
Payable upon return of securities loaned	95,929,603
Payable for variation margin on open futures contracts	257,299
Accrued management fee	146,750
Other accrued expenses and payables	356,041
Total liabilities	214,695,788
Net assets, at value	$ 381,136,261
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2010 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(10,166)
Net unrealized appreciation (depreciation) on: Investments	7,661,156
Futures	(627,436)
Foreign currency	(6,098)
Accumulated net realized gain (loss)	(144,631,412)
Paid-in capital	518,750,217
Net assets, at value	$ 381,136,261
Net Asset Value
Class A Net Asset Value and redemption price per share ($110,797,707 ÷ 10,788,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.27
Maximum offering price per share (100 ÷ 95.50 of $10.27)	$ 10.75

Class B

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($1,652,387 ÷ 160,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.28

Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($7,281,555 ÷ 708,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.27
Class S Net Asset Value offering and redemption price per share ($249,890,515 ÷ 24,341,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.27
Institutional Class Net Asset Value offering and redemption price per share ($11,514,097 ÷ 1,125,425 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2010
Investment Income
Income: Interest	$ 20,037,798
Dividends	15,098
Income distributions — affiliated cash management vehicles	111,072
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	96,142
Total Income	20,260,110
Expenses: Management fee	1,780,931
Administration fee	392,168
Distribution and service fees	344,290
Services to shareholders	669,767
Custodian fee	23,104
Professional fees	101,698
Trustees' fees and expenses	16,183
Reports to shareholders	108,671
Registration fees	49,471
Other	46,280
Total expenses before expense reductions	3,532,563
Expense reductions	(366,486)
Total expenses after expense reductions	3,166,077
Net investment income	17,094,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(23,754,013)
Futures	28,550
Foreign currency	(181,023)
(23,906,486)
Change in net unrealized appreciation (depreciation) on: Investments	53,155,232
Futures	(885,064)
Foreign currency	(1,549)
52,268,619
Net gain (loss)	28,362,133
Net increase (decrease) in net assets resulting from operations	$ 45,456,166

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2010	2009
Operations: Net investment income	$ 17,094,033	$ 30,092,568
Net realized gain (loss)	(23,906,486)	(98,139,647)
Change in net unrealized appreciation (depreciation)	52,268,619	(42,031,910)
Net increase (decrease) in net assets resulting from operations	45,456,166	(110,078,989)
Distributions to shareholders from: Net investment income: Class A	(5,612,405)	(8,619,563)
Class B	(83,004)	(203,732)
Class C	(311,295)	(476,628)
Class S	(13,281,718)	(19,946,900)
Institutional Class	(603,557)	(864,805)
Net realized gains: Class A	—	(390,435)
Class B	—	(9,537)
Class C	—	(25,730)
Class S	—	(884,067)
Institutional Class	—	(35,679)
Total distributions	(19,891,979)	(31,457,076)
Fund share transactions: Proceeds from shares sold	27,227,028	47,325,182
Reinvestment of distributions	16,037,641	25,306,847
Cost of shares redeemed	(90,980,793)	(177,892,952)
Redemption fees	293	3,717
Net increase (decrease) in net assets from Fund share transactions	(47,715,831)	(105,257,206)
Increase (decrease) in net assets	(22,151,644)	(246,793,271)
Net assets at beginning of period	403,287,905	650,081,176
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $10,166 and $2,495,888, respectively)	$ 381,136,261	$ 403,287,905

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Income (loss) from investment operations: Net investment income[a]	.42	.61	.58	.56	.49
Net realized and unrealized gain (loss)	.72	(2.96)	.02	(.04)	(.26)
Total from investment operations	1.14	(2.35)	.60	.52	.23
Less distributions from: Net investment income	(.49)	(.61)	(.59)	(.60)	(.59)
Net realized gains on investment transactions	—	(.03)	—	—	—
Total distributions	(.49)	(.64)	(.59)	(.60)	(.59)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.68
Total Return (%)[b]	12.02[c]	(19.04)[c]	4.87	4.20	1.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	118	193	212	240
Ratio of expenses before expense reductions (%)	1.04	1.04	1.02	1.06	1.02
Ratio of expenses after expense reductions (%)	.95	1.00	1.02	1.06	1.02
Ratio of net investment income (%)	4.22	5.31	4.58	4.44	3.82
Portfolio turnover rate (%)	280	203	150	151	196
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended January 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.63	$ 12.62	$ 12.61	$ 12.68	$ 13.04
Income (loss) from investment operations: Net investment income[a]	.34	.52	.48	.46	.38
Net realized and unrealized gain (loss)	.72	(2.95)	.02	(.04)	(.27)
Total from investment operations	1.06	(2.43)	.50	.42	.11
Less distributions from: Net investment income	(.41)	(.53)	(.49)	(.49)	(.47)
Net realized gains on investment transactions	—	(.03)	—	—	—
Total distributions	(.41)	(.56)	(.49)	(.49)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.28	$ 9.63	$ 12.62	$ 12.61	$ 12.68
Total Return (%)[b,c]	11.17	(19.65)	4.02	3.38	.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	7	12	17
Ratio of expenses before expense reductions (%)	2.02	1.93	1.88	2.09	2.02
Ratio of expenses after expense reductions (%)	1.70	1.75	1.79	1.86	1.90
Ratio of net investment income (%)	3.47	4.56	3.80	3.64	2.94
Portfolio turnover rate (%)	280	203	150	151	196
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended January 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 12.61	$ 12.60	$ 12.67	$ 13.03
Income (loss) from investment operations: Net investment income[a]	.34	.52	.48	.46	.38
Net realized and unrealized gain (loss)	.72	(2.95)	.02	(.04)	(.27)
Total from investment operations	1.06	(2.43)	.50	.42	.11
Less distributions from: Net investment income	(.41)	(.53)	(.49)	(.49)	(.47)
Net realized gains on investment transactions	—	(.03)	—	—	—
Total distributions	(.41)	(.56)	(.49)	(.49)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.67
Total Return (%)[b]	11.18[c]	(19.67)[c]	4.04[c]	3.39[c]	.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	13	13	15
Ratio of expenses before expense reductions (%)	1.84	1.82	1.81	1.89	1.89
Ratio of expenses after expense reductions (%)	1.70	1.75	1.79	1.86	1.89
Ratio of net investment income (%)	3.47	4.56	3.81	3.64	2.95
Portfolio turnover rate (%)	280	203	150	151	196
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended January 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Income (loss) from investment operations: Net investment income[a]	.44	.64	.61	.59	.52
Net realized and unrealized gain (loss)	.72	(2.96)	.02	(.04)	(.27)
Total from investment operations	1.16	(2.32)	.63	.55	.25
Less distributions from: Net investment income	(.51)	(.64)	(.62)	(.63)	(.61)
Net realized gains on investment transactions	—	(.03)	—	—	—
Total distributions	(.51)	(.67)	(.62)	(.63)	(.61)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.68
Total Return (%)	12.42[b]	(18.92)[b]	5.12[b]	4.45[b]	1.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	264	417	442	352
Ratio of expenses before expense reductions (%)	.81	.81	.79	.85	.81
Ratio of expenses after expense reductions (%)	.72	.75	.77	.82	.81
Ratio of net investment income (%)	4.45	5.56	4.83	4.68	4.03
Portfolio turnover rate (%)	280	203	150	151	196
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended January 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 12.58	$ 12.57	$ 12.66	$ 13.01
Income (loss) from investment operations: Net investment income[a]	.45	.65	.62	.59	.53
Net realized and unrealized gain (loss)	.71	(2.95)	.02	(.04)	(.25)
Total from investment operations	1.16	(2.30)	.64	.55	.28
Less distributions from: Net investment income	(.52)	(.66)	(.63)	(.64)	(.63)
Net realized gains on investment transactions	—	(.03)	—	—	—
Total distributions	(.52)	(.69)	(.63)	(.64)	(.63)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.23	$ 9.59	$ 12.58	$ 12.57	$ 12.66
Total Return (%)	12.42	(18.88)	5.21	4.46	2.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	11	21.3		.4
Ratio of expenses (%)	.66	.65	.63	.76	.68
Ratio of net investment income (%)	4.51	5.66	4.96	4.74	4.16
Portfolio turnover rate (%)	280	203	150	151	196
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Effective March 1, 2010, Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund uses derivatives as an efficient means of managing allocations among asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2010, the Fund invested in futures contracts with total notional values ranging from approximately $16,139,000 to $71,367,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also enters into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of January 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2010, the Fund invested in forward currency contracts with total contract values ranging from approximately $621,000 to $4,206,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 28,969

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Futures Contracts
Interest Rate Contracts (a)	$ (422,499)
Foreign Exchange Contracts (a)	(204,937)
$ (627,436)

Each of the above derivatives are located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of Payable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (2,215,185)	$ —	$ (2,215,185)
Foreign Exchange Contracts (a) (b)	2,243,735	(75,187)	2,168,548
	$ 28,550	$ (75,187)	$ (46,637)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (615,758)	$ —	$ (615,758)
Foreign Exchange Contracts (a) (b)	(269,306)	33,249	(236,057)
	$ (885,064)	$ 33,249	$ (851,815)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $144,915,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), January 31, 2015 ($10,824,000), January 31, 2016 ($1,270,000), January 31, 2017 ($12,727,000) and January 31, 2018 ($113,827,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income	$ 18,802
Capital loss carryforwards	$ (144,915,000)
Net unrealized appreciation (depreciation) on investments	$ 7,293,575

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2010	2009
Distributions from ordinary income*	$ 19,891,979	$ 31,457,076
* For tax purposes, certain foreign currency gains are considered ordinary income distributions.

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $875,927,866 and $908,722,338, respectively. Purchases and sales of US Treasury obligations aggregated $211,475,480 and $226,762,738, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

For the period from February 1, 2009, through November 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.70%

For the period from December 1, 2009, through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.80%

Accordingly, for the year ended January 31, 2010, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2010, the Administration Fee was $392,168, of which $32,392 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2010
Class A	$ 163,625	$ 102,157	$ 15,454
Class B	7,276	6,376	900
Class C	13,933	10,543	828
Class S	337,224	247,410	60,364
Institutional Class	305	—	67
	$ 522,363	$ 366,486	$ 77,613

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2010
Class B	$ 14,916	$ 1,168
Class C	55,910	4,689
	$ 70,826	$ 5,857

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2010	Annual Effective Rate
Class A	$ 252,457	$ 44,993.22%
Class B	4,332	3,412.22%
Class C	16,675	2,695.22%
	$ 273,464	$ 51,100

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2010 aggregated $3,739.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2010, the CDSC for Class B and C shares aggregated $3,669 and $308, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $35,520, of which $11,636 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	559,813	$ 5,544,512	1,055,569	$ 12,244,085
Class B	26,176	260,591	31,629	367,919
Class C	80,360	805,654	124,662	1,406,095
Class S	1,751,615	17,369,318	2,495,355	29,145,425
Institutional Class	329,060	3,246,953	361,826	4,161,658
		$ 27,227,028		$ 47,325,182
Shares issued to shareholders in reinvestment of distributions
Class A	445,574	$ 4,421,492	635,685	$ 7,081,296
Class B	7,372	72,964	16,445	184,888
Class C	24,449	242,486	35,350	391,752
Class S	1,078,283	10,697,142	1,506,967	16,748,427
Institutional Class	60,931	603,557	81,016	900,484
		$ 16,037,641		$ 25,306,847
Shares redeemed
Class A	(2,485,424)	$ (24,660,898)	(4,724,806)	$ (52,738,770)
Class B	(142,621)	(1,407,287)	(335,600)	(3,888,248)
Class C	(223,351)	(2,210,828)	(327,465)	(3,697,551)
Class S	(5,942,340)	(59,025,599)	(9,609,497)	(106,341,479)
Institutional Class	(369,566)	(3,676,181)	(986,362)	(11,226,904)
		$ (90,980,793)		$ (177,892,952)
Redemption fees		$ 293		$ 3,717
Net increase (decrease)
Class A	(1,480,037)	$ (14,694,602)	(3,033,552)	$ (33,413,389)
Class B	(109,073)	(1,073,732)	(287,526)	(3,335,419)
Class C	(118,542)	(1,162,688)	(167,453)	(1,898,744)
Class S	(3,112,442)	(30,959,138)	(5,607,175)	(60,444,894)
Institutional Class	20,425	174,329	(543,520)	(6,164,760)
		$ (47,715,831)		$ (105,257,206)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Portfolio Trust and the Shareholders of DWS Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Plus Income Fund (the "Fund") at January 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's management structure, including the termination of Aberdeen Asset Management, Inc. and Aberdeen Asset Management Investment Services Limited as the Fund's sub-advisor and sub-sub-advisor, respectively, and the introduction of a new portfolio management team in December 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of January 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[9] (1951) Chief Legal Officer, 2006-present	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, January 31, 2010, DWS Core Plus Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE PLUS INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$76,623	$0	$0	$0
2009	$78,525	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$2,000	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 31, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 31, 2010